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                                                                    EXHIBIT 10.1

                                   AMENDMENT

This Amendment shall be effective as of April 1, 2001 and amends that certain Monitoring Receivable Financing Agreement (the "Financing Agreement") by and among SAI Funding Corporation, a Delaware corporation ("Funding"), McGinn, Smith Acceptance Corp., a Delaware corporation (the "Agent"), and Security Associates International, Inc., a Delaware corporation, as Collection Agent ("SAI", and, in its capacity as collection agent, the "Collection Agent") dated January 16, 2001.

1. The definition of "Minimum Monthly Revenue" contained in Section 1.01 of the Financing Agreement is hereby stricken in its entirety and replaced with the following:

     "Minimum Monthly Revenue" means the amounts listed below during the stated time periods:

     April 1, 2001 through March 31, 2002              $1,700,000
     April 1, 2002 through June 30, 2002               $1,725,000
     July 1, 2002 through September 30, 2002           $1,750,000
     October 1, 2002 through December 31, 2002         $1,775,000
     January 1, 2003 and thereafter                    $1,800,000

2. Section 5.01 (m) of the Financing Agreement is hereby amended by adding the following at the end thereof:

     Funding shall, on the first Business Day of each month, make a request under Section 2.02(b) of the Purchase Agreement to purchase all of the Receivables originated by the Sellers during such month and shall purchase all such Receivables under the Purchase Agreement by no later than the last Business Day on such month.

3. Except as amended hereby, the remaining provisions of the Financing Agreement remain in full force and effect.


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FUNDING:                               SAI FUNDING CORPORATION


                                       By:
                                           ---------------------------
                                           Title:
                                                 ---------------------


COLLECTION AGENT:                      SECURITY ASSOCIATES INTERNATIONAL, INC.


                                       By:
                                           ---------------------------
                                           Title:
                                                 ---------------------


AGENT:                                 MCGINN, SMITH ACCEPTANCE CORP.


                                       By: /s/ JUDITH M. MCGINN
                                           ---------------------------
                                           Title: Chairman
                                                 ---------------------